                       CHINA OPPORTUNITY ACQUISITION CORP.

                                        _____________ ___, 2006

Edelson Technology Inc.
300 Tice Boulevard
Woodcliff Lake, New Jersey 07677

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of China Opportunity Acquisition Corp.
("COAC") and continuing until the consummation by COAC of a "Business
Combination" (as described in COAC's IPO prospectus), Edelson Technology Inc.
shall make available to COAC certain office and secretarial services as may be required by COAC from time to time, situated at 300 Tice Boulevard, Woodcliff
Lake, New Jersey 07677. In exchange therefore, COAC shall pay Edelson Technology
Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

                                             Very truly yours,

                                             CHINA OPPORTUNITY ACQUISITION CORP.

                                             By: _______________________________
                                                 Name:
                                                 Title:

AGREED TO AND ACCEPTED BY:

EDELSON TECHNOLOGY INC.

By: ___________________
    Name:
    Title: